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                                                                     Exhibit 4.7

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of October 15, 2002, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. ("L.P."), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. ("USA"), Golfsmith NU, L.L.C. ("NU") and Golfsmith Licensing, L.L.C., (referred to herein individually as "GRANTOR" and collectively as "GRANTORS"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among each Grantor as a Credit Party (with L.P., NU and USA as Borrowers), Agent and Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT") the Lenders have agreed to make available to Borrowers, upon terms and conditions thereof, the Revolving Loans and Letters of Credit provided for in the Credit Agreement;

      WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, each Grantor has agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms.

      (a) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

      (b) "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

      2. Grant of Lien.

      (a) To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the following personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor
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of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Documents;

                  (iv) all General Intangibles (including trademarks, patents, copyrights, other intellectual property and licenses thereof, payment intangibles and Software);

                  (v) all Inventory, and the term "Goods" as used within this Security Agreement shall be limited to Inventory;

                  (vi) all Instruments;

                  (vii) all Investment Property other than Stock in Subsidiaries, but including in any event Stock constituting general partnership interests in each Subsidiary that is a limited partnership;

                  (viii) all Deposit Accounts (as such term is defined in the Code) of such Grantor, including Blocked Accounts (as defined in Section 6 below), Concentration Accounts (as defined in Section 6 below), Disbursement Accounts, and all other bank accounts and all deposits therein;

                  (ix) all money, cash or cash equivalents of such Grantor;

                  (x) all Supporting Obligations and Letter-of Credit Rights of such Grantor;

                  (xi) the following commercial tort claims: none; and

                  (xii) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

      (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

      3. Agent's and Lenders' Rights; Limitations on Agent's and Lenders' Obligations.

      (a) It is expressly agreed by each Grantor that, anything herein or in any other Loan Document to the contrary notwithstanding, each Grantor shall remain liable under each of its respective Contractual Obligations, including all Licenses, to observe and perform all the conditions and obligations

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to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any Contractual Obligation by reason of or arising out of this Security Agreement or any other Loan Document or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contractual Obligation pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contractual Obligation, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contractual Obligation, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      (b) At any time after an Event of Default has occurred and is continuing or at any time that Agent has determined that set-offs or contra accounts pose a material risk to Agent's ability to realize upon any Collateral, without prior notice to any Grantor, Agent may notify each Grantor's Account Debtors and all other Persons obligated on any of the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, each Grantor shall so notify its Account Debtors and other Persons obligated on the Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, none of the Grantors shall give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

      (c) Agent may at any time in Agent's own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contractual Obligations and obligors in respect of Instruments to verify with such Persons, to Agent's satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

      4. Representations and Warranties. Each Grantor, jointly and severally, represents and warrants that:

      (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens other than Permitted Encumbrances.

      (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.

      (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements in the filing offices listed on Schedule I hereto, a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens,

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except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any of the Grantors (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business). Except as set forth in Sections 4(d) and 4(h) hereof, all action by each of the Grantors necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken. None of the Grantors sells any Inventory to any Person on approval or on any other basis which entitles the customer to return, or which may obligate any Grantor to repurchase, such Inventory. No authorization, approval or consent is required to be obtained from any Governmental Authority or other Person for the grant of the security interest herein, the perfection thereof or the exercise by Agent of its rights and remedies hereunder.

      (d) Schedule II hereto lists all Stock (other than stock of Subsidiaries, but including, in any event Stock constituting general partnership interests in each Subsidiary that is a limited partnership), Instruments, Documents, Letter of Credit Rights and Chattel Paper in which each Grantor has an interest as of the date hereof. All actions by each Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on Schedule II (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5(b) hereof) have been duly taken. The Lien of Agent, for the benefit of Agent and Lenders, on the Collateral listed on
Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from each Grantor.

      (e) Each Grantor's name as it appears in official filings in the state of its incorporation or other organization, all prior names of each Grantor, as they appeared from time to time in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's chief executive office, principal place of business, other offices, all warehouses, consignees and processors with whom Inventory is stored or located and other premises where Collateral is stored or located, and the locations of each Grantor's books and records concerning the Collateral are set forth on the various subschedules to Schedule III hereto. The various subschedules to Schedule III hereto also set forth the name as it appears in official filings in the state of its incorporation or other organization of any Person from whom each Grantor, as the case may be, has acquired assets during the past five (5) years, other than assets acquired in the ordinary course of such Grantor's business. Each Grantor has only one state of incorporation or organization.

      (f) With respect to the Accounts, except as specifically disclosed on the most recent Borrowing Base Certificate or other collateral report delivered to Agent (i) they represent bona fide sales or leases of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and none of the Grantors has made any agreement with any of its Account Debtors for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any of its Account Debtors from liability therefor, or any deduction therefrom except a discount or allowance allowed by any Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor's books and records and any invoices, statements and Borrowing Base Certificate or other collateral report delivered to Agent and Lenders with respect thereto; (iv) none of the Grantors has received any notice of proceedings or actions which are threatened or pending against any of its Account

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Debtors which might result in any adverse change in such Account Debtor's financial condition; (v) none of the Grantors has knowledge that any of its Account Debtors is unable generally to pay its debts as they become due; and
(vi) they constitute the legally valid and binding obligation of the applicable Account Debtors. Further, with respect to the Accounts (x) the amounts shown on all invoices, statements, Borrowing Base Certificates and collateral reports which may be delivered to Agent with respect thereto are actually and absolutely owing to the Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the Blocked Accounts (as defined in Section 6 below) or Agent; and
(z) to each Grantor's knowledge, all of its Account Debtors have the capacity to contract.

      (g) With respect to any Inventory scheduled or listed on the most recent Borrowing Base Certificate or other collateral report delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement (i) such Inventory is located at one of the locations set forth on the various subschedules to Schedule III hereto, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Agent's prior consent, and if Agent gives such consent, the applicable Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) each Grantor has good, indefeasible and merchantable title to its Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, for the benefit of Agent and Lenders, and except for Permitted Encumbrances, (iv) except as specifically disclosed in the most recent Borrowing Base Certificate or other collateral report delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or other disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

      (h) None of the Grantors has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule 5.6 of the Credit Agreement. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Trademark Security Agreements with the United States Patent and Trademark Office, perfected Liens in favor of Agent on each Grantor's federally registered Patents, Trademarks and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect Agent's Lien on each Grantor's federally registered Trademarks shall have been duly taken.

      (i) All information listed on the Perfection Certificate attached as
Schedule IV is complete, true and correct as the day hereof, and any such information listed thereon does not conflict with any of the information provided pursuant to the other provisions of this Security Agreement.

      (j) With respect to the grant of security interests in general partner interests in limited partnerships contained herein, neither such grant not the exercise by the Agent of any right or remedy contained herein violates any provision of the limited partnership agreement of such limited partnership and each general partner and limited partner party thereto consents to such grant and to the exercise, during the continuation of an Event of Default, of all rights and remedies granted to Agent herein and the exercise by the Agent of all powers of the general partner granting such general partnership interest and to the admission of Agent or its nominee or transferee (at the election of Agent or such nominee or transferee) upon foreclosure of any such general partner interest of such partnership.

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      5. Covenants. Without limiting any Grantor's covenants and agreements contained in the Credit Agreement and the other Loan Documents, each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:

      (a) Further Assurances; Pledge of Instruments; Chattel Paper.

                  (i) At any time and from time to time, upon the written request of Agent and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) securing all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Contractual Obligation, including any License, held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

                  (ii) Unless Agent shall otherwise consent in writing (which consent may be revoked), such Grantor shall deliver to Agent all Collateral consisting of negotiable Documents, certificated Stock, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Credit Party receives the same. Upon acquiring any negotiable Document, certificated Stock, Chattel Paper or Instrument, such Grantor will provide prompt written notice thereof to Agent.

                  (iii) Such Grantor shall, in accordance with the terms of the Credit Agreement, obtain waivers or subordinations of Liens from landlords, bailees and mortgagees, and such Grantor shall in all instances obtain signed acknowledgements of Agent's Liens from bailees having possession of such Grantor's Goods that they hold for the benefit of Agent.

                  (iv) Such Grantor shall obtain authenticated letters of control, substantially in the form attached hereto as Exhibit A, from each securities intermediary or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

                  (v) As required by this Security Agreement, such Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution holding a Deposit Account for such Grantor.

                  (vi) If such Grantor is or becomes the beneficiary of a letter of credit, such Grantor shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to a Deposit Account subject to a Bank Agency and Control Agreement (as defined in Section 6 below), all in form and substance reasonably satisfactory to Agent.

                  (vii) Such Grantor shall take all steps necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

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                  (viii) Such Grantor hereby irrevocably authorizes Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as the assets of such Grantor specified in Section 2(a), regardless of whether any particular asset comprised in the Collateral falls within the scope of
      Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor agrees to furnish any such information to the Agent promptly upon request. Such Grantor also hereby ratifies its authorization for Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  (ix) Such Grantor shall promptly, and in any event within two
      (2) Business Days after the same is acquired by it, notify Agent of any commercial tort claim acquired by it and unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

      (b) Maintenance of Records. Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Such Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of Agent and certain Lenders."

      (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

                  (i) Such Grantor shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  (ii) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Agent may request to evidence Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of Grantor relating thereto or represented thereby.

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                  (iii) Such Grantor shall take all actions necessary or
      requested by Agent to maintain and pursue (and not abandon) each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

                  (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, each Grantor shall comply with Section 5(a)(ix) of this Security Agreement. Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

      (d) Compliance with Terms of Accounts, etc. In all material respects, such Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

      (e) Limitation on Liens on Collateral. Such Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on any of the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

      (f) Further Identification of Collateral. Such Grantor will, if so requested by Agent, furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify. Grantor shall promptly notify Agent in writing upon acquiring any interest hereafter in property that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

      (g) Notices. Such Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

      (h) Good Standing Certificates. If and whenever requested by Agent, such Grantor shall provide to Agent a certificate of good standing from its state of incorporation or organization.

      (i) Organizational/Collateral Location Changes; Perfection Certificate; No Reincorporation. Such Grantor will give Agent at least thirty (30) days prior written notice of any change required to be made to (x) any of the various subschedules to Schedule III or (y) Schedule IV hereto, as applicable to the extent needed to make Schedule III or Schedule IV up to date and accurate. Without limiting the prohibitions on mergers involving any Grantor as contained in the Credit Agreement, none of the Grantors shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent.

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      (j) Terminations; Amendments Not Authorized. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in favor of Agent without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

      (k) Authorized Terminations. Following the Termination Date, Agent will promptly deliver to such Grantor for filing or authorize such Grantor to prepare and file termination statements and releases in accordance with Section 9-513(c) of the Code.

      (l) Use of Collateral. Such Grantor will do nothing to impair the rights of Agent in any of the Collateral. Such Grantor will not use or permit any Collateral to be used unlawfully or in violation of any provision of applicable law, or any insurance policy covering any of the Collateral. Without limiting the foregoing, such Grantor will not permit the production of Inventory in violation of any provision of the Fair Labor Standards Act and such Grantor will not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor thereof or allow any credit or discount thereon (other than credits and discounts in the ordinary course of business).

      (m) Federal Claims. Such Grantor shall notify Agent promptly of any of the Collateral which constitutes a claim against the United States government or any instrumentality or agent thereof, the assignment of which claim is restricted by federal law. Upon the request of Agent, such Grantor shall take such steps as may be necessary to comply with any applicable federal assignment of claims laws or other comparable laws.

      (n) Partnership Agreements. Such Grantor, to the extent it has granted a security interest in a general partnership interest in a limited partnership, shall not amend or consent to the amendment of the limited partnership agreement governing any such limited partnership that could have an adverse effect on such security interest or the rights and remedies of the Agent hereunder.

      6. Bank Accounts; Collection of Accounts and Payments.

      Each Grantor shall enter into a bank agency and control agreement ("Bank Agency and Control Agreement"), in a form specified by Agent, with each financial institution with which such Grantor maintains from time to time any Deposit Account. Each Bank Agency and Control Agreement shall provide, among other things, that (a) all items of payment deposited in each Deposit Account subject thereto shall be held by the applicable financial institution as Agent or bailee-in-possession for Agent, on behalf of itself and Lenders, (b) the financial institution executing such agreement has no rights of offset or recoupment of any other claim against any Deposit Account subject thereto, as the case may be, other than for payment of its services and other charges directly related to the administration of each such Deposit Account and for returned checks or other items of payment, and (c) to the extent provided below, the financial institution will transfer all amounts held or deposited from time to time in any such Deposit Account as Agent may so direct. Each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as Agent's agent in connection therewith. None of the Grantors shall establish any Deposit Account with any financial institution unless prior thereto Agent and the applicable Grantor shall have entered into a Bank Agency and Control Agreement satisfactory to Agent with such financial institution.

      To the extent requested by the Agent, each Grantor shall establish lockbox or blocked accounts (collectively, "Blocked Accounts") in such Grantor's name with such banks as are acceptable to Agent

("Collecting Banks"), subject to a Bank Agency and Control Agreement pursuant to which all Account Debtors shall directly remit all payments on Accounts and in which such Grantor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, Agent, for the benefit of Agent and Lenders, may establish one or more depository accounts at each Collecting Bank or at a centrally located bank in the name of Agent or any one or more Grantors as customer (collectively, the "Concentration Accounts"). From and after receipt by any Collecting Bank of written notice from Agent to such Collecting Bank that an Event of Default has occurred and is continuing or that any event or condition has occurred or exits and could reasonably be expected to result in a Material Adverse Effect, all amounts held or deposited from time to time in the Blocked Accounts held by such Collecting Bank shall be transferred on a daily basis to Agent (as Agent may direct) or any of the Concentration Accounts. Subject to the foregoing, each Grantor hereby agrees that all payments received by Agent or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or Concentration Accounts or otherwise received by Agent or any Lender and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Lenders. Each Grantor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with any Grantor shall, acting as trustee for Agent and Lenders, receive, as the sole and exclusive property of Lenders, any moneys, checks, notes, drafts or other payments relating to and/or constituting proceeds of Accounts or other Collateral which come into the possession or under the control of such Grantor or any Affiliates, employees, agent, or other Persons acting for or in concert with any Grantor, and immediately upon receipt thereof, such Grantor or such Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account or other account subject to a Bank Agency and Control Agreement.

      If at any time a Collecting Bank is obligated to transfer to Agent or any Concentration Account all amounts held or deposited in the Blocked Accounts held by such Collecting Bank, no Grantor shall and no Grantor shall permit any Subsidiary to, accumulate or maintain cash in any disbursement or payroll account, as of any date, in an amount in excess of checks outstanding against such account as of such date and amounts necessary to meet minimum balance requirements.

      Each Grantor shall close each of its accounts (and promptly establish replacement accounts with a financial institution which has executed, or is willing to execute, a Bank Agency and Control Agreement) maintained with any financial institution which is the subject of a notice from Agent that the creditworthiness of such financial institution or any of its affiliates is no longer acceptable to Agent, or that the operating performance, funds transfer or availability procedures or performance with respect to any Bank Agency and Control Agreement of such financial institution is no longer acceptable in Agent's reasonable judgment.

      7. Agent's Appointment as Attorney-In-Fact.

      On the Closing Date, each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit B. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent's interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that
(a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent nor any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

      8. Remedies; Rights Upon Default.

      (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith (personally or through its agents or attorneys) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may take possession of, collect, receive, assemble, process, appropriate, remove and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk, and may exercise, to the exclusion of the Grantor thereof (and while any such Event of Default such Grantor shall not exercise) all voting, consent and other rights in respect of any Stock in which a security interest is granted herein and to demand and receive to the exclusion of the Grantor thereof all distributions in respect of such Stock (and while any such Event of Default is continuing such Grantor shall not be entitled to receive or retain and shall turn over to Agent any such distributions). To facilitate the foregoing, Agent shall have the right to take possession of each Grantor's original books and records, to obtain access to each Grantor's data processing equipment, computer hardware and Software and to use all of the foregoing and the information contained therein in any manner which Agent deems appropriate. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on each Grantor's premises or elsewhere and shall have the right to use each Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

      If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Without limiting the foregoing, Agent shall also have the right to require that each Grantor store and keep any Collateral pending further action by Agent, and while Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain Collateral in good condition. Until Agent is able to effect a sale, lease, license or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any sale, lease, license, other disposition of, or any collection, recovery, receipt, or realization on, the Collateral to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Notwithstanding any such notice of sale, Agent shall not be obligated to make any sale of Collateral. In connection with any sale, lease, license or other disposition of Collateral, Agent may disclaim any warranties that might arise in connection therewith and Agent shall have no obligation to provide any warranties at such time. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees or other expenses incurred by Agent or any Lender to collect such deficiency.

      (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

      (c) To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral,
(vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets,
(ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment,
(xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8(c) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by

Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8(c). Without limitation upon the foregoing, nothing contained in this Section 8(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this
Section 8(c).

      (d) Neither Agent nor any Lender shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither Agent nor any Lender shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

      9. Grant of License to Use Property. For the purpose of enabling Agent to exercise rights and remedies under Section 8 hereof (including, without limiting the terms of Section 8 hereof, in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, lease, license, assign, give an option or options to purchase or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and an irrevocable license (exercisable without payment of rent or other compensation to such Grantor) to use and occupy all real estate owned or leased by such Grantor.

      10. Limitation on Agent's and Lenders' Duty in Respect of Collateral. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

      11. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      12. Suretyship Waivers By Grantor; Obligations Absolute.

      (a) Each Grantor waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

      (b) All rights of the Agent hereunder, the Security Interests and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon and or settlement, compromise or adjustment of any Secured Obligation or of any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor in respect of the Secured Obligations or this Security Agreement.

      13. Expenses and Attorneys Fees. Without limiting any Grantor's obligations under the Credit Agreement or the other Loan Documents, each Grantor agrees to promptly pay all fees, costs and expenses (including reasonable attorneys' fees and expenses and allocated costs of internal legal staff) incurred in connection with (a) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (b) creating, perfecting, maintaining and enforcing Agent's Liens and (c) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of Collateral.

      14. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

      15. Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling, and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      16. Termination of this Security Agreement. Subject to Section 11 hereof, this Security Agreement shall terminate upon the Termination Date.

      17. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns except that Grantors may not assign any of their rights or obligations hereunder without the written consent of all Lenders which assignment without such consent shall be void. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder.

      18. Severability. The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

      19. Counterparts; Effectiveness. This Security Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts taken together shall constitute but one in the same instrument. This Security Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

      20. Applicable Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.

      21. Consent to Jurisdiction. GRANTORS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. GRANTORS EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. GRANTORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON ANY GRANTORS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR, AT THE ADDRESS SET FORTH IN THIS SECURITY AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF GRANTORS OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF SUCH GRANTORS FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). GRANTORS AGREE THAT AGENT'S OR ANY LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. GRANTORS IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE.

      22. Waiver of Jury Trial. GRANTORS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS. GRANTORS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GRANTORS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

      23. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purposes or be given substantive effect.

      24. Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                             GOLFSMITH INTERNATIONAL, L.P.
                             By Golfsmith GP, L.L.C., as General Partner
                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH NU, L.L.C.
                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH USA, L.L.C.
                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH INTERNATIONAL, INC.

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                 SIGNATURE PAGE TO GOLFSMITH SECURITY AGREEMENT

                             GOLFSMITH GP HOLDINGS, INC.

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH HOLDINGS, L.P.
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH GP, L.L.C.
                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH DELAWARE, L.L.C.
                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH CANADA, L.L.C.
                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                 SIGNATURE PAGE TO GOLFSMITH SECURITY AGREEMENT

                             GOLFSMITH EUROPE, L.L.C.

                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GOLFSMITH LICENSING, L.L.C.
                             By Golfsmith Holdings, L.P., as Sole Member
                             By Golfsmith GP Holdings, Inc., as General Partner

                             By    /s/  NOEL E. WILENS
                                --------------------------------
                                  Noel E. Wilens
                                  Vice President

                             GENERAL ELECTRIC CAPITAL CORPORATION,
                             AS AGENT, AN L/C ISSUER AND A LENDER

                             By:     /s/  LAURENT PARIS
                                 --------------------------------
                             Name:  Laurent Paris
                                     its Duly Authorized Signatory

                 SIGNATURE PAGE TO GOLFSMITH SECURITY AGREEMENT

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

Golfsmith International, Inc.            Secretary of State of the State of Delaware

Golfsmith International Holdings, Inc.   Secretary of State of the State of Delaware

Golfsmith GP Holdings, Inc.              Secretary of State of the State of Delaware

Golfsmith Holdings, L.P.                 Secretary of State of the State of Delaware

Golfsmith International, L.P.            Secretary of State of the State of Delaware

Golfsmith GP, L.L.C.                     Secretary of State of the State of Delaware

Golfsmith Delaware, L.L.C.               Secretary of State of the State of Delaware

Golfsmith Canada, L.L.C.                 Secretary of State of the State of Delaware

Golfsmith Europe, L.L.C.                 Secretary of State of the State of Delaware

Golfsmith USA, L.L.C.                    Secretary of State of the State of Delaware

Golfsmith NU, L.L.C.                     Secretary of State of the State of Delaware

Golfsmith Licensing, L.L.C.              Secretary of State of the State of Delaware

                                   SCHEDULE II
                                       TO
                               SECURITY AGREEMENT

                  STOCK, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER
                           AND LETTER OF CREDIT RIGHTS

                                     RIGHTS

Intercompany Demand Note by and between Golfsmith Europe, L.L.C., as borrower, and Golfsmith Holdings, L.P., as lender, for aggregate unpaid amount of all loans and intercompany advances made by lender to borrower. Dated January 1, 1999.

-----------------------------------------------------------------------------
              GRANTOR                                  STOCK
-----------------------------------------------------------------------------
Golfsmith International Holdings Inc.      None*
-----------------------------------------------------------------------------
Golfsmith International Inc.               None*
-----------------------------------------------------------------------------
Golfsmith Holdings, L.P.                   None*
-----------------------------------------------------------------------------
Golfsmith International, L.P.              None
-----------------------------------------------------------------------------
Golfsmith GP Holdings, Inc.                General partnership interest in
                                           Golfsmith Holdings, LP
-----------------------------------------------------------------------------
Golfsmith GP, L.L.C.                       General partnership interest in
                                           Golfsmith International, L.P.
-----------------------------------------------------------------------------
Golfsmith Delaware, L.L.C.                 None*
-----------------------------------------------------------------------------
Golfsmith USA, L.L.C.                      None
-----------------------------------------------------------------------------
Golfsmith Licensing, L.L.C.                None
-----------------------------------------------------------------------------
Golfsmith NU, L.L.C.                       None
-----------------------------------------------------------------------------
Golfsmith Europe, L.L.C.                   None
-----------------------------------------------------------------------------
Golfsmith Canada, L.L.C.                   None
-----------------------------------------------------------------------------

* Stock in Subsidiaries pledged under the Pledge Agreement.

                                 SCHEDULE III(A)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                        FOR GOLFSMITH INTERNATIONAL, INC.

I.       Grantor's official name:

         Golfsmith International, Inc.

II.      Prior official names of Grantor:

         None.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         Corporation

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2854385

V.       State of organization or incorporation of Grantor:

         Delaware.

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         The Grantor acquired the assets (through an Asset Purchase Agreement) of Snake Eyes Golf Clubs, Inc ("Snake Eyes"), which was liquidating under Chapter 11 at the time, consisting of both Snake Eye's business in manufacturing, distributing and selling "Snake Eyes" golf clubs, and all other related business. The Grantor assumed no liabilities and there is an accompanying court order stating that the assets purchased were free and clear of other liens.

         Through an Asset Purchase Agreement, dated October 20, 1998, by and between Lynx Golf, Inc. (through Christopher R. Barclay, court appointed Responsible Natural Person of/for Lynx Golf, Inc. ("Seller") (Seller is the debtor in possession)) and the Grantor, Grantor acquired Seller's assets consisting of its business of designing, developing, assembling and marketing premium golf clubs throughout the United States and various foreign countries. In addition to post-closing liabilities related to assumed contracts, the Grantor also assumed those liabilities associated with (i) Seller's warranty and product return obligations (arising before and after closing) and (ii) product liability claims for sales occurring at or after closing. There is also an accompanying court order approving this sale and stating these assets were free and clear of other liens.

                                 SCHEDULE III(B)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                   FOR GOLFSMITH INTERNATIONAL HOLDINGS, INC.

I.       Grantor's official name:

         Golfsmith International Holdings, Inc.

II.      Prior official names of Grantor:

         None.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         Corporation

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         3565268

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(C)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                         FOR GOLFSMITH GP HOLDINGS, INC.

I.       Grantor's official name:

         Golfsmith GP Holdings, Inc.

II.      Prior official names of Grantor:

         None.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         Corporation

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902099

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(D)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                          FOR GOLFSMITH HOLDINGS, L.P.

I.       Grantor's official name:

         Golfsmith Holdings, L.P.

II.      Prior official names of Grantor:

         None.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited partnership

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902226

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(E)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                            FOR GOLFSMITH GP, L.L.C.

I.       Grantor's official name:

         Golfsmith GP, L.L.C.

II.      Prior official names of Grantor:

         Golfsmith GP, L.L.C. was previously a Delaware corporation called Golfsmith GP, Inc. Its state-issued ID number was 2854386.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited liability company

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902116

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(F)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                         FOR GOLFSMITH DELAWARE, L.L.C.

I.       Grantor's official name:

         Golfsmith Delaware, L.L.C.

II.      Prior official names of Grantor:

         Golfsmith Delaware, L.L.C. was previously a Delaware corporation called Golfsmith Delaware, Inc. Its address at that time was 300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801. Its state-issued ID number was 2855370.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited liability company

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902118

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195 300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(G)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                          FOR GOLFSMITH CANADA, L.L.C.

I.       Grantor's official name:

         Golfsmith Canada, L.L.C.

II.      Prior official names of Grantor:

         Golfsmith Canada, L.L.C. was previously Golfsmith Canada, Inc. in Texas. Its state-issued ID number in Texas was 1377030. Golfsmith Canada, LLC was also previously Golfsmith Canada, Inc. in Delaware and its state-issued ID number as a corporation in Delaware was 2854392.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited liability company

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902122

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(H)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                          FOR GOLFSMITH EUROPE, L.L.C.

I.       Grantor's official name:

         Golfsmith Europe, L.L.C.

II.      Prior official names of Grantor:

         Golfsmith Europe, L.L.C. was previously Golfsmith Europe, Inc. in Texas. Its state-issued ID number in Texas was 1221683. Golfsmith Europe, LLC was also previously Golfsmith Europe, Inc. in Delaware and its state-issued ID number as a corporation in Delaware was 2854399.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited liability company

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902110

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(I)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                         FOR GOLFSMITH LICENSING, L.L.C.

I.       Grantor's official name:

         Golfsmith Licensing, L.L.C.

II.      Prior official names of Grantor:

         None.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited liability company

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902110

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         None.

IX.      Other premises at which Collateral is stored or located:

         None.

X.       Locations of records concerning Collateral:

         11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(J)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                            FOR GOLFSMITH NU, L.L.C.

I.       Grantor's official name:

         Golfsmith NU, L.L.C.

II.      Prior official names of Grantor:

         Golfsmith NU, L.L.C. was previously a Delaware corporation called Golfsmith NU, Inc. Its state-issued ID number was 2854389.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited liability company

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902133

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         Allegro
         7221 Orangewood Avenue
         Garden Grove, California, 92841

         Nature of Possession: Short-term (30-45 days) for outsourced services to inventory.

IX.      Other premises at which Collateral is stored or located:

         Allegro
         7221 Orangewood Avenue
         Garden Grove, California, 92841

         Nature of Possession: Short-term (30-45 days) for outsourced services to inventory.

Address                                    County, City, State
-------                                    -------------------
401 Route 38 at Lenola Road, 08057         Moorestown, NJ
(Store #14)
3695 Easton Market, 43219                  Columbus, Ohio
(Store #17)
3960 Venture Drive, 30096                  Duluth, GA
(Store #23)
288 John R. Road, 48043                    Troy, MI
(Store #27)
2500 Cobb Place Lane Northwest, 30144      Kennesaw, GA
(Store #28)
4420 Ontario Mills Parkway, 91764          Ontario, CA
(Store #30)
17615 Hagerty Road 48167-9542              Northville, MI
(Store #31)
21494 Victory Blvd., 91367                 Woodland Hills, CA
(Store #32)
3495 Buckhead Loop, NE, 30326              Atlanta, Georgia
(Store #35)

X.       Locations of records concerning Collateral:

         same as above and 11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(K)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                            FOR GOLFSMITH USA, L.L.C.

I.       Grantor's official name:

         Golfsmith USA, L.L.C.

II.      Prior official names of Grantor:

         Golfsmith USA, L.L.C. was previously a Delaware corporation called Golfsmith USA, Inc. Its state-issued ID number was 2854387.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited liability company

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2902110

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         Allegro
         7221 Orangewood Avenue
         Garden Grove, California, 92841

         Nature of Possession: Short-term (30-45 days) for outsourced services to inventory.

IX.      Other premises at which Collateral is stored or located:

         Allegro
         7221 Orangewood Avenue
         Garden Grove, California, 92841

         Nature of Possession: Short-term (30-45 days) for outsourced services to inventory.

Address                                    County, City, State
-------                                    -------------------
9440 Sheridan Blvd., 80030                 Westminster, CO
(Store #7)
8154 W. Bell Road, 85308                   Glendale, AZ
Suite A-4
(New Store #9)
9667 E. County Line Road, 80112            Englewood, CO
(Store #l0)
905 E. Golf Road, 60173                    Schaumburg, IL
(Store #11)
14200 Wayzata Blvd., 55305                 Minnetonka, MN
(Store #16)
135 Skokie Valley Road, 60035              Highland Park, IL
(Store #18)
2020 Butterfield, 60515                    Downers Grove, IL
(Store #24)
880 North 54th Street 85226                Chandler, AZ
(Store #26)
2782 N. Clybourn Avenue, 60614             Chicago, IL
(Store #33)
3635 E. Foothill Blvd., 91107              Pasadena, CA
(Store #34)


X.       Locations of records concerning Collateral:

         same as above and 11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         None.

                                 SCHEDULE III(L)
                                       TO
                               SECURITY AGREEMENT

               SCHEDULE OF ORGANIZATIONAL IDENTIFICATION, OFFICES,
                             LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL
                        FOR GOLFSMITH INTERNATIONAL, L.P.

I.       Grantor's official name:

         Golfsmith International, L.P.

II.      Prior official names of Grantor:

         None.

III. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

         limited partnership

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued:

         2860147

V.       State of organization or incorporation of Grantor:

         Delaware

VI.      Chief executive office and principal place of business of Grantor:

         11000 North IH 35, Austin, Texas 78753-3195

VII.     Other offices of Grantor:

         None.

VIII.    Warehouses, Consignees and Processors:

         Allegro
         7221 Orangewood Avenue
         Garden Grove, California, 92841

         Nature of Possession: Short-term (30-45 days) for outsourced services to inventory.

IX.      Other premises at which Collateral is stored or located:

         Allegro
         7221 Orangewood Avenue
         Garden Grove, California, 92841

         Nature of Possession: Short-term (30-45 days) for outsourced services to inventory.

Address                                     County, City, State
-------                                     -------------------
4141 LBJ (US 635), 75244                    Freeway, Dallas
(Store #6)
10885 Westheimer,  77042                    Houston, TX
(Store #12)
5, 1001 W. Interstate 20,  76017            Arlington, TX
(Store #15)
900 Central Expressway, 75074 (Store #22)   Plano, TX
10001 Research Blvd.,  78759                Austin, TX
(Store #25)
3495 Buckhead Loop, NE, 30326               Atlanta, Georgia
(Store #35)

X.       Locations of records concerning Collateral:

         same as above and 11000 North IH 35, Austin, Texas 78753-3195

XI. Persons from whom assets have been acquired, during the past five years, other than in the ordinary course of business:

         In 1998, Black Rock Golf Corporation was liquidating pursuant to Chapter 7, and Golfsmith International, L.P. purchased their assets through a Sale and Purchase Agreement, dated August 31, 1998, which included inventory, intellectual property and customer names (Black Rock Driver, Killer Bee, Bull Whip, Jump Start, and Mongo Driver). All assets were free from liens or litigation claims and there is again a court order confirming this.

                                                                   Schedule IV.B

                                                                  Schedule IV to
                                                              Security Agreement

                             PERFECTION CERTIFICATE


Reference is made to the Security Agreement dated as of [INSERT DATE OF SECURITY AGREEMENT] (the "SECURITY AGREEMENT") by and among Golfsmith International, Inc., (a Delaware corporation) (the "BORROWER"), Golfsmith International Holdings, Inc., as parent of the Borrower, Golfsmith GP Holdings, Inc., Golfsmith Holdings, LP, Golfsmith International, LP, Golfsmith GP, LLC, Golfsmith Delaware, LLC, Golfsmith Canada, LLC, Golfsmith Europe, LLC, Golfsmith USA, LLC, Golfsmith NU, LLC, and Golfsmith Licensing, LLC, as subsidiaries of the Borrower (collectively, the "GRANTORS") and General Electric Capital Corporation, as Security Trustee (the "SECURED PARTY"). Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Security Agreement. References herein to Borrower shall refer to the "Surviving Corporation" as defined by and in the Agreement and Plan of Merger, dated as of September 23, 2002, by and among the Borrower, Golfsmith International Holdings, Inc. and BGA Acquisition Corporation.


The undersigned, the President or Manager of the Grantors, hereby certifies to the Secured Party as follows:

1. NAME. The exact legal name of the Grantors as such name appears on its respective Certificates of Incorporation or Certificates of Formation are as follows:

      Golfsmith International, Inc.
      Golfsmith International Holdings, Inc.
      Golfsmith GP Holdings, Inc.
      Golfsmith Holdings, LP
      Golfsmith International, LP
      Golfsmith GP, LLC
      Golfsmith Delaware, LLC
      Golfsmith Canada, LLC
      Golfsmith Europe, LLC
      Golfsmith USA, LLC
      Golfsmith NU, LLC
      Golfsmith Licensing, LLC

      Source: Uniform Commercial Code ("UCC") Section 9-503(a).)

                                                                   Schedule IV.B


2.    OTHER IDENTIFYING FACTORS.

      (a)   The following are the mailing addresses of the Grantors:

      Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, LP, Golfsmith GP, LLC, Golfsmith Canada, LLC, Golfsmith Europe, LLC, Golfsmith USA, LLC, Golfsmith NU, LLC, Golfsmith Licensing, LLC, and Golfsmith International, LP are located at:

         11000 North IH 35, Austin, Texas 78753-3195

         Golfsmith Delaware, LLC is located at:

         300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801

         (Source: UCC Section 9-516(b)(5)(A).)

      (b) If different from its mailing address, each Grantor's place of business or, if the Grantor has more than one place of business, its chief executive office, is located at the following address:

      (Source: UCC Sections 9-301(a) and 9-307; former UCC Sections 9-103(3), 9-103(4), 9-401(6).)


      (c)   The following is the type of organization of each Grantor:

      Golfsmith International, Inc., Golfsmith International Holdings, Inc., and Golfsmith GP Holdings, Inc. are corporations.

      Golfsmith Holdings, LP and Golfsmith International, LP are limited partnerships.

      Golfsmith GP, LLC, Golfsmith Delaware, LLC,Golfsmith Canada, LLC, Golfsmith Europe, LLC, Golfsmith USA, LLC, Golfsmith NU, LLC, and Golfsmith Licensing, LLC are limited liability companies.

      (Source: UCC Section 9-516(b)(5)(C).)


      (d)   The following are the jurisdictions of each Grantor's organization:


                        Delaware

                                                                   Schedule IV.B

      (Source: UCC Section 9-516(b)(5)(C).)


      (e) The following is the Grantor's state-issued organizational identification number(1):

      -     Golfsmith International, Inc.: 981043024-2854385
      -     Golfsmith GP Holdings, Inc.: 981206004-2902099
      -     Golfsmith Holdings, LP: 981206528-2902226
      -     Golfsmith GP, LLC: 981206062-2902116
      -     Golfsmith Delaware, LLC: 981206074-2902118
      -     Golfsmith Canada, LLC: 981206089-2902122
      -     Golfsmith Europe, LLC: 981206028-2902110
      -     Golfsmith USA, LLC: 981206115-2902128
      -     Golfsmith NU, LLC: 981299643-2902133
      -     Golfsmith Licensing, LLC: 98140293-2956802
      -     Golfsmith International, LP: 981051313-2860147
      -     Golfsmith International Holdings, Inc: 020554036-3565268

      (Source: UCC Section 9-516(b)(5)(C).

3.    OTHER NAMES, ETC.

      (a) The following is a list of all other names (including trade names or similar appellations) used by the Grantors, or any other business or organization to which any of the Grantors became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

            Golfsmith
            Golfsmith Golf Center

            (Source: UCC Section 9-507(c); former UCC Section 9-402(7) (second and third sentences).)


      (b) Attached hereto as Schedule 3 is the information required in Section 2 above for any other business or organization to which the Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

      (Source: UCC Section 9-316; former UCC Section 9-402(7) (second and third sentences).)


--------
(1)   Insert "None" if the state does not issue such a number.

                                                                   Schedule IV.B

4.    OTHER CURRENT LOCATIONS.

      (a) The following are all other locations in the United States of America in which the Grantor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

            None.

      (Source: UCC Sections 9-301(b) and (c); former UCC Sections 9-103(3), 9-103(4), 9-401(6).)


      (b) The following are all other places of business of the Grantor in the United States of America:

Address                              County, City, State
-------                              -------------------
16747-A North Freeway, 77090         Houston, TX
(Store #5)
4141 LBJ (US 635), 75244             Freeway, Dallas
(Store #6)
9440 Sheridan Blvd., 80030           Westminster, CO
(Store #7)
8154 W. Bell Road, 85308             Glendale, AZ
Suite A-4
(New Store #9)
9667 E. County Line Road, 80112      Englewood, CO
(Store #l0)
905 E. Golf Road, 60173              Schaumburg, IL
(Store #11)
10885 Westheimer, 77042              Houston, TX
(Store #12)
401 Route 38 at Lenola Road,         Moorestown, NJ
08057
(Store #14)
5, 1001 W. Interstate 20, 76017      Arlington, TX
(Store #15)
14200 Wayzata Blvd., 55305           Minnetonka, MN
(Store #16)
3695 Easton Market, 43219            Columbus, Ohio
(Store #17)
135 Skokie Valley Road, 60035        Highland Park, IL

                                                                   Schedule IV.B

(Store #18)
900 Central Expressway, 75074        Plano, TX
(Store #22)
3960 Venture Drive, 30096            Duluth, GA
(Store #23)
2020 Butterfield, 60515              Downers Grove, IL
(Store #24)
10001 Research Blvd., 78759          Austin, TX
(Store #25)
880 North 54th Street 85226          Chandler, AZ
(Store #26)
288 John R. Road, 48043              Troy, MI
(Store #27)
2500 Cobb Place Lane Northwest,      Kennesaw, GA
30144
(Store #28)
4420 Ontario Mills Parkway, 91764    Ontario, CA
(Store #30)
17615 Hagerty Road 48167-9542        Northville, MI
(Store #31)
21494 Victory Blvd., 91367           Woodland Hills, CA
(Store #32)

2782 N. Clybourn Avenue, 60614       Chicago, IL
(Store #33)
3635 E. Foothill Blvd., 91107        Pasasdena, CA
(Store #34)
3495 Buckhead Loop, NE, 30326        Atlanta, Georgia
(Store #35)
6150 Kennedy Road, Unit 9, L5T 2J4   Mississauga, Ontario, Canada
(Store #888)
U.K Ormand House                     St. Ives, Cambridgeshire, England
Nuffield Road, PE27 3LX

      (Source: UCC Sections 9-301(b) and (c); former UCC Sections 9-103(1) and 9-401(1) (Third Alternative).)


      (c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory is located:

            Allegro
            7221 Orangewood Avenue
            Garden Grove, California, 92841

      (Source: UCC Sections 9-301(b) and (c); former UCC Section 9-103(1).)


      (d) The following are the names and addresses of all persons or entities other than the Grantor, such as lessees, consignees, processors, warehousemen or purchasers of chattel paper, which persons or entities have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper or inventory and the nature of such possession:

            Allegro
            7221 Orangewood Avenue
            Garden Grove, California, 92841

            Nature of Possession: Short-term (30-45 days) for outsourced services to inventory.

      (Source: UCC Sections 9-301(b) and (c), 9-312 and 9-313; former UCC Sections 9-103(1), 9-103(4), 9-304(2) and 9-304(3); see also former UCC
      Sections 2-326(3), 9-114, 9-305, 9-308 and 9-408.)


5.    PRIOR LOCATIONS.

      (a) Set forth below is the information required by Section 4(a) or (b) with respect to each location or place of business previously maintained by the Grantor at any time during the past five years in a state in which the Grantor has previously maintained a location or place of business at any time during the past four months:

Address                           County                State
-------                           ------                -----
4551 Number 3 Road                                      British Columbia, Canada
Richmond V6X 2C3

836 Camino Del Rio                                      California
San Diego 92108

1285 Corporate Dr.                                      New York
Westbury 11590

240 Andover Park West                                   Washington
Tuckwila 98188

2723 Stroschein Road                                    Pennsylvania
Monroeville 15146

8026 W. Bell Road                                       Arizona
Glendale 85308

      (Source: Former UCC Sections 9-103(3)(e) and 9-401(3).)


      (b) Set forth below is the information required by Section 4(c) or (d) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory has been previously held at any time during the past twelve months:


Name                  Address                        County           State
----                  -------                        ------           -----
Allegro               7221 Orangewood Avenue                          California
                      Garden Grove  92841
Aurora                Zhong Shan Zi Industrial                        China
                      Park
                      Qi Guan West
Gilbert Graphics      11607 Queen's Way                               Texas
                      Austin  78759

      (Source: UCC Sections 9-301(b) and (c) and 9-316(a); former UCC Sections 9-103(1)(d) and 9-401(3).)

6.    (Intentionally omitted.)

7. INTELLECTUAL PROPERTY. Attached hereto as Schedule 7A is a schedule setting forth all of the Grantor's Patents, Patent Licenses, Trademarks and Trademark Licenses, including the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by the Grantor. Attached hereto as Schedule 7B is a schedule setting forth all of the Grantor's Copyrights and Copyright Licenses, including the registration number and the expiration date of each Copyright or Copyright License owned by the Grantor.

8. UNUSUAL TRANSACTIONS. Except for those purchases, acquisitions and other transactions described on Schedule 3 or on Schedule 8 attached hereto, all of the Collateral has been originated by the Grantor in the ordinary course of the Grantor's business or consists of goods that have been acquired by the Grantor in the ordinary course from a person in the business of selling goods of that kind.

      (Source: UCC Sections 9-102(a)(64), 9-203(f), 9-301(b), 9-315(a) and
      9-316; former UCC Sections 1-201(9), 9-306(2) and 9-402(7) (third sentence); see also former UCC Section 9-301(1)(c).)


9. FILE SEARCH REPORTS. Attached hereto as Schedule 9(A) is a true copy of a file search report from the UCC filing officer (or, if such officer does not issue such reports, from an experienced UCC search organization acceptable to the Secured Party) (i) in each jurisdiction identified in
      Section 2(d) or in Section 4 or 5 with respect to each name set forth in
      Section 1 or Section 3, (ii) from each filing officer in each real estate recording office identified on Schedule 6 with respect to real estate on which Collateral consisting of fixtures are or are to be located and (iii) in each jurisdiction in which any of the transactions described in
      Schedule 3 or Schedule 8 took place with respect to the legal name of the person from which the Grantor purchased or otherwise acquired any of the Collateral. Attached hereto as Schedule 9(B) is a true copy of each financing statement or other filing identified in such file search reports.

10. UCC FILINGS. Attached hereto as Schedule 10 is a copy of each financing statement filed or to be filed in the central UCC filing office in the jurisdiction identified in Section 2(d) and in each real estate recording office referred to on Schedule 6 hereto. [TO COME FROM CC.]

11. TERMINATION STATEMENTS. A duly signed or otherwise authorized termination statement in form acceptable to the Secured Party has been duly filed in each applicable jurisdiction identified in Section 2(d), 3, 4 and 5 or on
      Schedule 3 or Schedule 8 hereto [or, in the case of Schedule 3 or Schedule 8, a release acceptable to the Secured Party from the secured party of the person from which the Grantor purchased or otherwise acquired the Collateral identified on Schedule 3 or Schedule 8], has been delivered to the Secured Party. Attached hereto as Schedule 11 is a true copy of each such filing duly acknowledged or otherwise identified by the filing office [and of each such release]. [TO COME FROM V&E.]

12. SCHEDULE OF FILING. Attached hereto as Schedule 12 is a schedule setting forth filing information with respect to the filings described in Sections 10 and 11. [To come from CC.]

13. FILING FEES. All filing fees and taxes payable in connection with the filings described in Sections 10 and 11 have been paid.

14. STOCK OWNERSHIP AND OTHER EQUITY INTERESTS. Attached hereto as Schedule 14 is a true and correct list of each equity investment of the Grantor.

15. DEBT INSTRUMENTS. Attached hereto as Schedule 15 is a true and correct list of all promissory notes and other evidence of indebtedness held by the Grantor including all intercompany notes.


IN WITNESS WHEREOF, I have hereunto signed this Certificate on [INSERT DATE].



-------------------------------
Name:
Title:

                                   SCHEDULE 3
                                OTHER NAMES, ETC.

*Please note that the address of the chief offices/principal place of business for all of the entities with the exception of Golfsmith Delaware, LLC, is presently and always has been 11000 North IH 35, Austin, Texas 78753-3195.

1. Golfsmith International, Inc. was previously a Texas corporation of the same name. Its state-issued ID number in Texas was: 00329865-00

2. Golfsmith Canada, LLC was previously Golfsmith Canada, Inc. in Texas. Its state-issued ID number in Texas was 1377030. Golfsmith Canada, LLC was also previously Golfsmith Canada, Inc. in Delaware and its state-issued ID number as a corporation in Delaware was 981043059-2854392.

3. Golfsmith Europe, LLC was previously Golfsmith Europe, Inc. in Texas. Its state-issued ID number in Texas was 1221683. Golfsmith Europe, LLC was also previously Golfsmith Europe, Inc. in Delaware and its state-issued ID number as a corporation in Delaware was 981043065-2854399.

4. Golfsmith GP, LLC was previously a Delaware corporation called Golfsmith GP, Inc. Its state-issued ID number was 981043032-2854386.

5. Golfsmith Delaware, LLC was previously a Delaware corporation called Golfsmith Delaware, Inc. Its address at that time was 300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801. Its state-issued ID number was 981045257-2855370.

6. Golfsmith USA, LLC was previously a Delaware corporation called Golfsmith USA, Inc. Its state-issued ID number was 981043047-2854387.

7. Golfsmith NU, LLC was previously a Delaware corporation called Golfsmith NU, Inc. Its state-issued ID number was 981043054-2854389.

                                   SCHEDULE 7A
          PATENTS, PATENT LICENSES & TRADEMARKS AND TRADEMARK LICENSES

      (A) Owned Intellectual Property that the Company maintains in the ordinary course of business

            - Registered trademarks and service marks (and applications therefor)

            MARK                  COUNTRY       SERIAL/APP. NO.        REG. NO.                RECORD OWNER
            ----                  -------       ---------------        --------                ------------
         GOLFSMITH               Argentina                              1523640        Golfsmith International, Inc.
         BLACK CAT               Australia                              651600         Golfsmith International, Inc.
        CRYSTAL CAT              Australia                              789998         Golfsmith International, Inc.
  Design/Device/Logo (Cat        Australia                              794118         Golfsmith International, Inc.
        Head - Old)
         GOLFSMITH               Australia                              A498532        Golfsmith International, Inc.
    KILLER BEE & Design          Australia                              717222         Golfsmith International, Inc.
            LYNX                 Australia                              591604         Golfsmith International, Inc.
            LYNX                 Australia           879682                            Golfsmith International, Inc.
          PARALLAX               Australia                              792092         Golfsmith International, Inc.
          PREDATOR               Australia                              432300         Golfsmith International, Inc.
    SNAKE EYES & Design          Australia                              742649         Golfsmith International, Inc.
          TIGRESS                Australia                              792086         Golfsmith International, Inc.
         GOLFSMITH             Austria (CTM)                            131757         Golfsmith International, Inc.
 Design/Device/Logo (Snake     Benelux (CTM)                            669785         Golfsmith International, Inc.
           Eyes)
  Design/Device/Logo (Cat      Benelux (CTM)                            560449         Golfsmith International, Inc.
        Head - Old)
         GOLFSMITH             Benelux (CTM)                            453336         Golfsmith International, Inc.
            LYNX               Benelux (CTM)                            559478         Golfsmith International, Inc.
 LYNX & Design (Cat Head -     Benelux (CTM)                            544664         Golfsmith International, Inc.
            Old)
          PREDATOR             Benelux (CTM)                            411779         Golfsmith International, Inc.
         SNAKE EYES            Benelux (CTM)                            669786         Golfsmith International, Inc.
         BLACK CAT                Canada                              TMA 463563       Golfsmith International, Inc.
        CRYSTAL CAT               Canada                              TMA 540834       Golfsmith International, Inc.
 Design/Device/Logo (Snake        Canada                                543000         Golfsmith International, Inc.
           Eyes)
  Design/Device/Logo (Cat         Canada                              TMA 363650       Golfsmith International, Inc.
        Head - Old)
          ELEGANCE                Canada                              TMA 242377       Golfsmith International, Inc.
         GOLFSMITH                Canada                                350081         Golfsmith International, Inc./
                                                                                       Custom Golf Clubs, Inc.*

* The Company is in the process of confirming that its name change from Custom Golf Clubs, Inc. to Golfsmith International, Inc. has been recorded with the Canadian Intellectual Property Office.

            MARK                  COUNTRY       SERIAL/APP. NO.        REG. NO.                RECORD OWNER
            ----                  -------       ---------------        --------                ------------
         KILLER BEE               Canada                              TMA 504269       Golfsmith International, Inc.
    KILLER BEE & Design           Canada                              TMA 504268       Golfsmith International, Inc.
            LYNX                  Canada                              TMA 388111       Golfsmith International, Inc.
      LYNX (Stylized)             Canada                              TMA 455121       Golfsmith International, Inc.
        LYNX MASTER               Canada                              TMA 242375       Golfsmith International, Inc.
          PARALLAX                Canada                              TMA 326329       Golfsmith International, Inc.
          PREDATOR                Canada                              TMA 231907       Golfsmith International, Inc.
         SNAKE EYES               Canada            1020587                            Golfsmith International, Inc.
  SNAKE EYES (Design only)        Canada                               TMA543000       Golfsmith International, Inc.
    SNAKE EYES & Design           Canada            1020586                            Golfsmith International, Inc.
          TIGRESS                 Canada                              TMA 242376       Golfsmith International, Inc.
        CRYSTAL CAT             China (PRC)                             1428984        Golfsmith International, Inc.
 Design/Device/Logo (Snake      China (PRC)                             1453154        Golfsmith International, Inc.
           Eyes)
 Design/Device/Logo (Snake      China (PRC)                             1444251        Golfsmith International, Inc.
           Eyes)
  Design/Device/Logo (Cat       China (PRC)                             1428987        Golfsmith International, Inc.
        Head - Old)
  Design/Device/Logo (Cat       China (PRC)        2000190356                          Golfsmith International, Inc.
           Head)
         GOLFSMITH              China (PRC)                             1422921        Golfsmith International, Inc.
         GOLFSMITH              China (PRC)        9900032476                          Golfsmith International, Inc.
    KILLER BEE & Design         China (PRC)                             1473130        Golfsmith International, Inc.
            LYNX                China (PRC)        9900053811                          Golfsmith International, Inc.
            LYNX                China (PRC)                             1573138        Golfsmith International, Inc.
          PROWLER               China (PRC)                             1509058        Golfsmith International, Inc.
         SNAKE EYES             China (PRC)                             1453221        Golfsmith International, Inc.
         SNAKE EYES             China (PRC)                             1453148        Golfsmith International, Inc.
    SNAKE EYES & Design         China (PRC)                             1457186        Golfsmith International, Inc.
    SNAKE EYES & Design         China (PRC)                             1461381        Golfsmith International, Inc.
         GOLFSMITH             Denmark (CTM)                            126691         Golfsmith International, Inc.
         BLACK CAT               European                               230433         Golfsmith International, Inc.
                                 Community
                                   (CTM)
        CRYSTAL CAT              European            806877                            Golfsmith International, Inc.
                                 Community
                                   (CTM)
 Design/Device/Logo (Snake       European                               1220318        Golfsmith International, Inc.
           Eyes)                 Community
                                   (CTM)
Design/Device/Logo(Cat Head      European                               242131         Golfsmith International, Inc.
           - Old)                Community
                                   (CTM)
         GOLFSMITH               European                               1118579        Golfsmith International, Inc.
                                 Community
                                   (CTM)
            LYNX                 European                               230391         Golfsmith International, Inc.
                                 Community

            MARK                  COUNTRY       SERIAL/APP. NO.        REG. NO.                RECORD OWNER
            ----                  -------       ---------------        --------                ------------
                                   (CTM)
      LYNX (Stylized)            European                               807156         Golfsmith International, Inc.
                                 Community
                                   (CTM)
        LYNX MASTER              European                               230300         Golfsmith International, Inc.
                                 Community
                                   (CTM)
          PARALLAX               European                               230284         Golfsmith International, Inc.
                                 Community
                                   (CTM)
          PREDATOR               European                               230276         Golfsmith International, Inc.
                                 Community
                                   (CTM)
          PROWLER                European                               230268         Golfsmith International, Inc.
                                 Community
                                   (CTM)
         SNAKE EYES              European                               1219914        Golfsmith International, Inc.
                                 Community
                                   (CTM)
    SNAKE EYES & Design          European                               1220136        Golfsmith International, Inc.
                                 Community
                                   (CTM)
          STINGER                European                               1553411        Golfsmith International, Inc.
                                 Community
                                   (CTM)
         GOLFSMITH             Finland (CTM)                            114100         Golfsmith International, Inc.
 Design/Device/Logo (Lynx)     France (CTM)                            94 544989       Golfsmith International, Inc.
         GOLFSMITH             France (CTM)                             1496561        Golfsmith International, Inc.
         GOLFSMITH             Germany (CTM)                            1167989        Golfsmith International, Inc.
         BLACK CAT               Hong Kong                             7895 1996       Golfsmith International, Inc.
 Design/Device/Logo (Snake       Hong Kong                            11647/2000       Golfsmith International, Inc.
           Eyes)
 Design/Device/Logo (Snake       Hong Kong                             7433/2000       Golfsmith International, Inc.
           Eyes)
  Design/Device/Logo (Cat        Hong Kong                            12785/2000       Golfsmith International, Inc.
        Head - Old)
         GOLFSMITH               Hong Kong                            B06793 1996      Golfsmith International, Inc.
    KILLER BEE & Design          Hong Kong                            03800 1998       Golfsmith International, Inc.
            LYNX                 Hong Kong                             7204/2001       Golfsmith International, Inc.
            LYNX                 Hong Kong                             1279/1984       Golfsmith International, Inc.
         SNAKE EYES              Hong Kong                             9472/2000       Golfsmith International, Inc.
         SNAKE EYES              Hong Kong                             9471/2000       Golfsmith International, Inc.
         GOLFSMITH                 India             610484                            Golfsmith International, Inc.
  Design/Device/Logo (Cat        Indonesia                              470300         Golfsmith International, Inc.
           Head)
  Design/Device/Logo (Cat        Indonesia                              470629         Golfsmith International, Inc.
           Head)
         GOLFSMITH               Indonesia                              330747         Golfsmith International, Inc.
    KILLER BEE & Design          Indonesia                              399550         Golfsmith International, Inc.
         GOLFSMITH              Italy (CTM)                             551091         Golfsmith International, Inc.

            MARK                  COUNTRY       SERIAL/APP. NO.        REG. NO.                RECORD OWNER
            ----                  -------       ---------------        --------                ------------
         BOOM BOOM                 Japan                                2649495        Golfsmith International, Inc.
 Design/Device/Logo (Snake         Japan                                3351681        Golfsmith International, Inc.
           Eyes)
 Design/Device/Logo (Snake         Japan                                4561751        Golfsmith International, Inc.
           Eyes)
         GOLFSMITH                 Japan                                2173071        Golfsmith International, Inc.
         GOLFSMITH                 Japan                                4335252        Golfsmith International, Inc.
         SNAKE EYES                Japan           88204/1999                          Golfsmith International, Inc.
  Design (Cat Head - Old)        S. Korea                               475359         Golfsmith International, Inc.
         GOLFSMITH               S. Korea                               189342         Golfsmith International, Inc.
            LYNX                 S. Korea                               298229         Golfsmith International, Inc.
            LYNX                 S. Korea                               300891         Golfsmith International, Inc.
            LYNX                 S. Korea                               314142         Golfsmith International, Inc.
            LYNX                 S. Korea                               345230         Golfsmith International, Inc.
  LYNX & Design (Cat Head)       S. Korea                                71888         Golfsmith International, Inc.
    SNAKE EYES & Design          S. Korea                               481416         Golfsmith International, Inc.
            LYNX                 Malaysia                               8505378        Golfsmith International, Inc.
            LYNX                 Malaysia           9308614                            Golfsmith International, Inc.
    SNAKE EYES & Design          Malaysia           99/10290                           Golfsmith International, Inc.
         GOLFSMITH                Mexico                                452750         Golfsmith International, Inc.
            LYNX                New Zealand                             103429         Golfsmith International, Inc.
    SNAKE EYES & Design         New Zealand                             317071         Golfsmith International, Inc.
    SNAKE EYES & Design         New Zealand                             311863         Golfsmith International, Inc.
         GOLFSMITH              New Zealand                             188587         Golfsmith International, Inc.
         GOLFSMITH                Norway                                146182         Golfsmith International, Inc.
      LYNX (Stylized)             Norway                                158537         Golfsmith International, Inc.
         GOLFSMITH              Philippines                              62540         Golfsmith International, Inc.
         KILLER BEE             Philippines          116020                            Golfsmith International, Inc.
            LYNX                Philippines       4 1999 07528                         Golfsmith International, Inc.
   SNAKE EYES (& Design)        Philippines       4 1999 06367                         Golfsmith International, Inc.
         GOLFSMITH            Portugal (CTM)                            259976         Golfsmith International, Inc.
     Design (Cat Head)           Singapore                            T99/11246C       Golfsmith International, Inc.
     Design (Cat Head)           Singapore                             T9503868D       Golfsmith International, Inc.
     Design (Cat Head)           Singapore                            T99/11247A       Golfsmith International, Inc.
         GOLFSMITH               Singapore                               17193         Golfsmith International, Inc.
    KILLER BEE & Design          Singapore                              9356 96        Golfsmith International, Inc.
            LYNX                 Singapore                             T8300911J       Golfsmith International, Inc.
            LYNX                 Singapore                             T7461822C       Golfsmith International, Inc.
    SNAKE EYES & Design          Singapore                            T99 08501F       Golfsmith International, Inc.
     Design (Cat Head)           S. Africa          99/19087                           Golfsmith International, Inc.
         GOLFSMITH               S. Africa                              92 6769        Golfsmith International, Inc.
    KILLER BEE & Design          S. Africa                             96/13143        Golfsmith International, Inc.
            LYNX                 S. Africa          99/19085                           Golfsmith International, Inc.
    SNAKE EYES & Design          S. Africa          99/19086                           Golfsmith International, Inc.

            MARK                  COUNTRY       SERIAL/APP. NO.        REG. NO.                RECORD OWNER
            ----                  -------       ---------------        --------                ------------
          TIGRESS                S. Africa          91/2985                            Golfsmith International, Inc.
  Design (Cat Head - Old)       Spain (CTM)                             1931294        Golfsmith International, Inc.
         GOLFSMITH              Spain (CTM)                             1282341        Golfsmith International, Inc.
         GOLFSMITH             Sweden (CTM)                             219470         Golfsmith International, Inc.
    KILLER BEE & Design         Switzerland                             440053         Golfsmith International, Inc.
         BLACK CAT             Taiwan (ROC)                             695184         Golfsmith International, Inc.
        CRYSTAL CAT            Taiwan (ROC)                             886742         Golfsmith International, Inc.
    Design (Snake eyes)        Taiwan (ROC)                             914749         Golfsmith International, Inc.
    Design (Snake eyes)        Taiwan (ROC)                             917686         Golfsmith International, Inc.
  Design (Cat Head - Old)      Taiwan (ROC)                             427703         Golfsmith International, Inc.
  Design (Cat Head - Old)      Taiwan (ROC)                             468188         Golfsmith International, Inc.
  Design (Cat Head - Old)      Taiwan (ROC)                             471252         Golfsmith International, Inc.
  Design (Cat Head - Old)      Taiwan (ROC)                             477066         Golfsmith International, Inc.
  Design (Cat Head - Old)      Taiwan (ROC)                             474125         Golfsmith International, Inc.
  Design (Cat Head - Old)      Taiwan (ROC)                             493117         Golfsmith International, Inc.
         GOLFSMITH             Taiwan (ROC)                             476096         Golfsmith International, Inc.
         GOLFSMITH             Taiwan (ROC)                             947060         Golfsmith International, Inc.
         KILLER BEE            Taiwan (ROC)                             886741         Golfsmith International, Inc.
            LYNX               Taiwan (ROC)                             377128         Golfsmith International, Inc.
            LYNX               Taiwan (ROC)                             955979         Golfsmith International, Inc.
      LYNX (Stylized)          Taiwan (ROC)                             350551         Golfsmith International, Inc.
      LYNX (Stylized)          Taiwan (ROC)                             348027         Golfsmith International, Inc.
      LYNX (Stylized)          Taiwan (ROC)                             468187         Golfsmith International, Inc.
      LYNX (Stylized)          Taiwan (ROC)                             475705         Golfsmith International, Inc.
      LYNX (Stylized)          Taiwan (ROC)                             442679         Golfsmith International, Inc.
      LYNX (Stylized)          Taiwan (ROC)                             474124         Golfsmith International, Inc.
 LYNX & Design (Stylized &     Taiwan (ROC)                              82307         Golfsmith International, Inc.
         Cat Head)
          PARALLAX             Taiwan (ROC)                             324686         Golfsmith International, Inc.
          PREDATOR             Taiwan (ROC)                             331137         Golfsmith International, Inc.
          PROWLER              Taiwan (ROC)                             910372         Golfsmith International, Inc.
         SNAKE EYES            Taiwan (ROC)                             917687         Golfsmith International, Inc.
         SNAKE EYES            Taiwan (ROC)                             774546         Golfsmith International, Inc.
    SNAKE EYES & Design        Taiwan (ROC)         90041243                           Golfsmith International, Inc.
        TEXAS WEDGE            Taiwan (ROC)                             476097         Golfsmith International, Inc.
          TIGRESS              Taiwan (ROC)                             889987         Golfsmith International, Inc.
     Design (Cat Head)           Thailand                              TM124296        Golfsmith International, Inc.
  Design (Cat Head - Old)        Thailand                            TM102725(new)     Golfsmith International, Inc.
                                                                      131656(old)
     Design (Cat Head)           Thailand                              TM125404        Golfsmith International, Inc.
         GOLFSMITH               Thailand                             132815(old)      Golfsmith International, Inc.
                                                                      118013(new)
    KILLER BEE & Design          Thailand                              TM 69585        Golfsmith International, Inc.
            LYNX                 Thailand                                78858         Golfsmith International, Inc.
            LYNX                 Thailand                                74487         Golfsmith International, Inc.
            LYNX                 Thailand                              TM 18364        Golfsmith International, Inc.
      LYNX (Stylized)            Thailand                              TM103335        Golfsmith International, Inc.
          PREDATOR               Thailand                              TM103337        Golfsmith International, Inc.
         BLACK CAT               UK (CTM)                               2008686        Golfsmith International, Inc.
     Design (Cat Head)           UK (CTM)                               1536846        Golfsmith International, Inc.
         GOLFSMITH               UK (CTM)                              B1361988        Golfsmith International, Inc.

            MARK                  COUNTRY       SERIAL/APP. NO.        REG. NO.                RECORD OWNER
            ----                  -------       ---------------        --------                ------------
            LYNX                 UK (CTM)                               1211627        Golfsmith International, Inc.
            LYNX                 UK (CTM)                               1211626        Golfsmith International, Inc.
          PARALLAX               UK (CTM)                               1255177        Golfsmith International, Inc.
          PREDATOR               UK (CTM)                               1092683        Golfsmith International, Inc.
         SNAKE EYES              UK (CTM)                               2040290        Golfsmith International, Inc.
          ACCUCORE                  US              2125496                            Golfsmith International, Inc.
          BACKFLOW                  US                                  2121599        Golfsmith International, Inc.
 BECAUSE ITS MORE THAN JUST         US                                  1903655        Golfsmith International, Inc.
           A GAME
         BIMETALLIC                 US                                  2125480        Golfsmith International, Inc.
         BLACK CAT                  US                                  1983048        Golfsmith International, Inc.
         BLACK HAWK                 US                                  2152015        Golfsmith International, Inc.
         BLACKSMITH                 US                                  2125856        Golfsmith International, Inc.
  BULL WHIP SHAFT & Design          US                                  2140571        Golfsmith International, Inc.
        CARBON STICK                US                                  2190347        Golfsmith International, Inc.
        CARBON TOUR                 US                                  2253665        Golfsmith International, Inc.
          COMFORT                   US                                  2389096        Golfsmith International, Inc.
       COPPER CLASSIC               US                                  2204865        Golfsmith International, Inc.
        CRYSTAL CAT                 US                                  2453296        Golfsmith International, Inc.
    CUSTOM WEDGE SYSTEM             US                                  2238074        Golfsmith International, Inc.
         DEAD STOP                  US                                  2139044        Golfsmith International, Inc.
  Design (Black Cat Head)           US                                  2065242        Golfsmith International, Inc.
  Design (Cat Head - Old)           US                                  1518085        Golfsmith International, Inc.
  Design (Cat Head - Old)           US                                  1518125        Golfsmith International, Inc.
     DESIGNATED DRIVER              US                                  2121890        Golfsmith International, Inc.
         FIBER STAR                 US                                  2193255        Golfsmith International, Inc.
         FIRE STAR                  US                                  2130690        Golfsmith International, Inc.
         GOLFSMITH                  US                                  1447761        Golfsmith International, Inc.
       GRAND TITANIUM               US                                  2266938        Golfsmith International, Inc.
         GREY HAWK                  US                                  2125678        Golfsmith International, Inc.
         INTERFACE                  US                                  2129126        Golfsmith International, Inc.
         JETSTREAM                  US                                  2124015        Golfsmith International, Inc.
         KILLER BEE                 US                                  1966455        Golfsmith International, Inc.
    KILLER BEE & Design             US                                  1997989        Golfsmith International, Inc.
         LADY HAWK                  US                                  2144570        Golfsmith International, Inc.
       LADY STERLING                US                                  2144569        Golfsmith International, Inc.
          LONG JON                  US                                  2325087        Golfsmith International, Inc.
            LYNX                    US                                  1446493        Golfsmith International, Inc.
            LYNX                    US                                  943571         Golfsmith International, Inc.
         NIGHT HAWK                 US                                  2124013        Golfsmith International, Inc.
        O/S PROJECT                 US                                  2140897        Golfsmith International, Inc.
          PARALLAX                  US                                  1399697        Golfsmith International, Inc.
          PATHMARK                  US                                  2132755        Golfsmith International, Inc.
          PATRIOT                   US                                  1399698        Golfsmith International, Inc.
            PAW                     US                                  2013921        Golfsmith International, Inc.
        POINT BLANK                 US                                  2124012        Golfsmith International, Inc.
          POSITRAC                  US                                  2125832        Golfsmith International, Inc.
        POWER TAPER                 US                                  1984104        Golfsmith International, Inc.
          PREDATOR                  US                                  1351870        Golfsmith International, Inc.
        PURE BALANCE                US                                  2140899        Golfsmith International, Inc.

            MARK                  COUNTRY       SERIAL/APP. NO.        REG. NO.                RECORD OWNER
            ----                  -------       ---------------        --------                ------------
        QUICK STRIKE                US                                  2551128        Golfsmith International, Inc.
        ROUGH RIDER                 US                                  2258083        Golfsmith International, Inc.
      SEASONED PLAYER               US                                  2129129        Golfsmith International, Inc.
     SHORT GAME SYSTEM              US                                  2392567        Golfsmith International, Inc.
         SIGHT LINE                 US                                  2129130        Golfsmith International, Inc.
        SILVERSMITH                 US                                  2121889        Golfsmith International, Inc.
       SINGLE STROKE                US                                  2193256        Golfsmith International, Inc.
    SNAKE EYES & Design             US                                  1889946        Golfsmith International, Inc.
        SOFT STROKE                 US                                  2129128        Golfsmith International, Inc.
         SONIC BOOM                 US                                  2156583        Golfsmith International, Inc.
           SONORA                   US                                  2301230        Golfsmith International, Inc.
      SONORA GOLF CO.               US                                  1987306        Golfsmith International, Inc.
       SPECIAL FORCE                US                                  2129132        Golfsmith International, Inc.
        SPEED BUMPS                 US                                  2124011        Golfsmith International, Inc.
          STERLING                  US                                  2129131        Golfsmith International, Inc.
          STINGER                   US                                  2374557        Golfsmith International, Inc.
        STOP ACTION                 US                                  2129133        Golfsmith International, Inc.
        SUPER TRACK                 US                                  2249691        Golfsmith International, Inc.
       TEXAS CLASSIC                US                                  2190501        Golfsmith International, Inc.
        TEXAS WEDGE                 US                                  2047644        Golfsmith International, Inc.
          TIGRESS                   US                                  1356970        Golfsmith International, Inc.
        TOUR CAVITY                 US                                  2255633        Golfsmith International, Inc.
         TOUR STEEL                 US             76/181734                           Golfsmith International, Inc.
         TOUR TECH                  US                                  2140901        Golfsmith International, Inc.
          TRI-RAIL                  US                                  2129134        Golfsmith International, Inc.
        WEED CUTTER                 US                                  2124014        Golfsmith International, Inc.
            XPC                     US                                  1274437        Golfsmith International, Inc.


                  -     Domain names

   DOMAIN NAME                                             RECORD OWNER
   -----------                                             ------------
  golfsmith.biz                                    Golfsmith International, Inc.
  golfsmith.com                                    Golfsmith International, Inc.
 golfsmith.info                                    Golfsmith International, Inc.
  golfsmith.us                                     Golfsmith International, Inc.
harveypenick.com                                   Golfsmith International, Inc.
  lynxgolf.com                                     Golfsmith International, Inc.

            (B) Owned Intellectual Property that the Company does not maintain in the ordinary course of business

                  -     Patents

  PATENT TITLE/DESCRIPTION       COUNTRY       SERIAL/APP. NO.       PATENT NO.             ASSIGNEE OF RECORD
  ------------------------       -------       ---------------       ----------             ------------------
   Golf Club Putter Head            US                                D349142              Union Planters Bank/
                                                                                             Lynx Golf, Inc.

  PATENT TITLE/DESCRIPTION       COUNTRY       SERIAL/APP. NO.       PATENT NO.             ASSIGNEE OF RECORD
  ------------------------       -------       ---------------       ----------             ------------------
    Golf Club Iron Head             US                               4,883,275             Union Planters Bank/
                                                                                             Lynx Golf, Inc.
       Golf Club Head               US                                D376399              Union Planters Bank/
                                                                                             Lynx Golf, Inc.
       Golf Club Bag                US                                D365445              Union Planters Bank/
                                                                                             Lynx Golf, Inc.
   Golf Club Putter Head            US                                D307455              Union Planters Bank/
                                                                                             Lynx Golf, Inc.
       Golf Club Head               US                                D300546              Union Planters Bank
         Golf Glove                 US                                D299563                Lynx Golf, Inc.
   Golf Club Putter Head            US                                D350581                Lynx Golf, Inc.
   Golf Club Putter Head            US                                D350583              Union Planters Bank/
                                                                                             Lynx Golf, Inc.
      Golf Putter Head              US                                D307617              Union Planters Bank/
                                                                                             Lynx Golf, Inc.
    Golf Glove having a             US                                D371640              Union Planters Bank/
  reinforced thumb portion                                                                   Lynx Golf, Inc.
       Golf Club Head               US                                D326885            Custom Golf Clubs, Inc.
 Arch Reinforced Golf Club          US                               5,839,975            Black Rock Golf Corp.
     Head (Killer Bee)

                  - Registered trademarks and service marks (and applications therefor)

            MARK                 COUNTRY         SERIAL/APP. NO.            REG. NO.              RECORD OWNER
            ----                 -------         ---------------            --------              ------------
  Design Device Logo (Cat     Austria (CTM)                                  156622              Lynx Golf, Inc.
      Head Old Design)
            LYNX              Austria (CTM)                                  156995              Lynx Golf, Inc.
          Liberty                 Canada                                   TMA 337999            Lynx Golf, Inc.
          Prowler                 Canada                                   TMA 242374            Lynx Golf, Inc.
          Predator            Denmark (CTM)                              VR 05045 1990           Lynx Golf, Inc.
         Silver Cat              European                                    637975              Lynx Golf, Inc.
                                Community
                                  (CTM)
            LYNX               France (CTM)                                95 552144             Lynx Golf, Inc.
          Predator             France (CTM)                                 1321090              Lynx Golf, Inc.
         BLACK CAT            Germany (CTM)                                 39508343             Lynx Golf, Inc.
 Design/Device/Logo (Lynx)    Germany (CTM)                                 39402823             Lynx Golf, Inc.
          Predator            Germany (CTM)                                 1089377              Lynx Golf, Inc.
      LYNX (Stylized)           Hong Kong                                   117/1982        Golfsmith International,
                                                                                                      Inc.
 Design/Device/Logo (Lynx)    Ireland (CTM)                                  166007              Lynx Golf, Inc.
            LYNX              Ireland (CTM)                                  128922              Lynx Golf, Inc.
          Parallax            Ireland (CTM)                                  128924              Lynx Golf, Inc.

            MARK                 COUNTRY         SERIAL/APP. NO.            REG. NO.              RECORD OWNER
            ----                 -------         ---------------            --------              ------------
          Predator            Ireland (CTM)                                  128923              Lynx Golf, Inc.
  Design Device Logo (Cat      Italy (CTM)                                   691055              Lynx Golf, Inc.
         Head Logo)
            LYNX               Italy (CTM)                                   691056              Lynx Golf, Inc.
    KILLER BEE & Design          S. Korea                                    394831              Black Rock Golf
                                                                                                   Corporation
    KILLER BEE & Design           Mexico                                     537660              Black Rock Golf
                                                                                                   Corporation
  Design/Device/Logo (Cat         Norway                                     141621              Lynx Golf, Inc.
           Head)
          PREDATOR                Norway                                     141622              Lynx Golf, Inc.
            LYNX              Portugal (CTM)                                 305584              Lynx Golf, Inc.
         BLACK CAT              S. Africa            95 00630                               Golfsmith International,
                                                                                                      Inc.
          PREDATOR             Sweden (CTM)                                  201125              Lynx Golf, Inc.
       Design (Lynx)           Switzerland                                   426459              Lynx Golf, Inc.
         GOLFSMITH             Switzerland                                   369464          Custom Golf Clubs, Inc.
            LYNX               Switzerland                                   427932              Lynx Golf, Inc.
          LIBERTY              Taiwan (ROC)                                  334375              Lynx Golf, Inc.
      LYNX (Stylized)          Taiwan (ROC)                                  500379         Golfsmith International,
                                                                                                      Inc.
          LIBERTY                UK (CTM)                                   1255176              Lynx Golf, Inc.
    BLACK ROCK & Design             US              75/233850                                    Black Rock Golf
                                                                                                   Corporation
          BOBTAIL                   US                                      1126412           Union Planters Bank/
                                                                                                 Lynx Golf, Inc.
        BRASS MASTER                US                                      2248524         Golfsmith International,
                                                                                                      Inc.
          EASY ON                   US                                      1434797         Golfsmith International,
                                                                                                      Inc.
        FIRE FORGED                 US              78/181735                               Golfsmith International,
                                                                                                      Inc.
         HI-C.O.R.                  US              76/177581                               Golfsmith International,
                                                                                                      Inc.
          LIBERTY                   US                                      1416763         Golfsmith International,
                                                                                                      Inc.
            LYNX                 US (CA)                                     53116               Lynx Golf, Inc.
            LYNX                 US (CA)                                     53115               Lynx Golf, Inc.
          SUNDANCE                  US                                      2129127         Golfsmith International,
                                                                                                      Inc.

                                   SCHEDULE 7B
                   GRANTOR'S COPYRIGHTS AND COPYRIGHT LICENSES

[TO BE CONFIRMED BY THE COMPANY]

BOOKS
"Golf Clubmaking & Repair" by Carl Paul
"The Golfsmith Practical Clubfitting Program" by Tom Wishon
"The Golfsmith Basics of Clubmaking" by Britt Lindsey


CATALOGS
Golfsmith Clubmaking Catalog (printed annually in January)
Golfsmith Spring Clubmaking Catalog
Golfsmith Summer Clubmaking Catalog
Golfsmith Clubhead Catalog (printed annually in March)
Golfsmith Europe Catalog (printed annually in March)
The Golfsmith Store Catalog (published 14 times/year)
The Golfsmith Store Canada Catalog
Lynx/Snake Eyes/Killer Bee Product Catalog
(published annually in January)
Golfsmith Corporate Sales Catalog


TRADE JOURNAL
The Golfsmith Clubmaker Magazine (published 8 times/year)


WEB SITES
www.golfsmith.com
www.lynxgolf.com

                                   SCHEDULE 8
                              UNUSUAL TRANSACTIONS

Iron Bryon -- Golf club and ball testing machine was a gift to the Grantor.


The Borrower acquired the assets (through an Asset Purchase Agreement) of Snake Eyes Golf Clubs, Inc ("Snake Eyes"), which was liquidating under Chapter 11 at the time, consisting of both Snake Eye's business in manufacturing, distributing and selling "Snake Eyes" golf clubs, and all other related business. The Borrower assumed no liabilities and there is an accompanying court order stating that the assets purchased were free and clear of other liens.

Through an Asset Purchase Agreement, dated October 20, 1998, by and between Lynx Golf, Inc. (through Christopher R. Barclay, court appointed Responsible Natural Person of/for Lynx Golf, Inc. ("Seller") (Seller is the debtor in possession)) and the Borrower, Borrower acquired Seller's assets consisting of its business of designing, developing, assembling and marketing premium golf clubs throughout the United States and various foreign countries. In addition to post-closing liabilities related to assumed contracts, the Borrower also assumed those liabilities associated with (i) Seller's warranty and product return obligations (arising before and after closing) and (ii) product liability claims for sales occurring at or after closing. There is also an accompanying court order approving this sale and stating these assets were free and clear of other liens.


In 1998, Black Rock Golf Corporation was liquidating pursuant to Chapter 7 thus Golfsmith International, LP purchased their assets through a Sale and Purchase Agreement, dated August 31, 1998, which included inventory, intellectual property and customer names (Black Rock Driver, Killer Bee, Bull Whip, Jump Start, and Mongo Driver). All assets were free from liens or litigation claims and there is again a court order confirming this.

                                   SCHEDULE 14
                          EQUITY INVESTMENTS OF GRANTOR

100% interest in Golfsmith GP Holdings, Inc.
99% interest in Golfsmith Holdings, LP

                                   SCHEDULE 15

None.

                                    EXHIBIT A

                                CONTROL AGREEMENT

                               ____________ , 200_

GENERAL ELECTRIC CAPITAL CORPORATION, with an office at 335 Madison Avenue, New York, New York 10017, Telecopy No. 212-983-8767, as agent for Lenders ("SENIOR SECURED PARTY"); U.S. BANK TRUST NATIONAL ASSOCIATION, with an office at 100 Wall Street, 16th Floor, New York, New York 10005 (Attn: Corporate Trust Services), Telecopy Nos. 212-809-5459 and 212-514-6841, as collateral agent (in such capacity, "JUNIOR SECURED PARTY" and, together with Senior Secured Party, "SECURED PARTIES") for the Trustee and the Noteholders (in each case, as defined in the Intercreditor Agreement referred to below); [[insert relevant Golfsmith entity]], a [[insert jurisdiction of organization and type of entity]] ("DEBTOR"), with an office at __________________, Telecopy No. _____________;
and [Securities Intermediary], a <<insert jurisdiction of organization and type of entity>> having a brokerage office at _________________, Telecopy No. _________________ ("SECURITIES INTERMEDIARY") hereby agree as follows:

                                    PREAMBLE:

      1. Securities Intermediary and Debtor have entered into a customer agreement, a copy of which is attached hereto as Exhibit A (the "CUSTOMER AGREEMENT"), pursuant to which Securities Intermediary has established its securities account number ____________________ in the name of Debtor (the "ACCOUNT").

      2. Debtor, the other Persons designated therein as Grantors and Senior Secured Party have entered into a Security Agreement, dated as of October __, 2002 (as from time to time amended, restated, supplemented or otherwise modified, the "SENIOR SECURITY AGREEMENT"), in which, inter alia, Debtor has granted to Senior Secured Party on behalf of Lenders (as defined in the Intercreditor Agreement) a security interest in the Account and the financial assets and any free credit balance carried therein.

      3. Debtor, the other Persons designated therein as Grantors and Junior Secured Party have entered into a Security Agreement, dated as of October 15, 2002 (as from time to time amended, restated, supplemented or otherwise modified, the "JUNIOR SECURITY AGREEMENT" and, together with the Senior Security Agreement, the "SECURITY AGREEMENTS"), in which inter alia, Debtor has granted to Collateral Agent for the benefit of itself, the Trustee and the Noteholders a security interest in the Account and the financial assets and any free credit balance carried therein.

      4. Senior Secured Party, Junior Secured Party, Debtor and Securities Intermediary are entering into this Agreement to provide for the control of the Account and to perfect the security interest of each Secured Party in the Account and the financial assets and any free credit balance carried therein as more fully described in the Security Agreement of each such Secured Party.

                                     TERMS:

      Section 1. The Account. Securities Intermediary hereby represents and warrants to each Secured Party and Debtor that (a) the Account has been established in the name of Debtor as recited above, (b) Exhibit B attached hereto is a complete and accurate statement of the Account and the financial assets carried therein and any free credit balance therein as of the date hereof, (c) Exhibit B does not reflect any financial assets which are registered in the name of Debtor, payable to its order, or specially endorsed to it, which have not been endorsed to Securities Intermediary or in blank, (d) the Customer Agreement, the security entitlements arising out of the financial assets carried in the Account and such free credit balance are valid and legally binding obligations of Securities Intermediary, and (e) except for the claims and interests of each Secured Party and of Debtor in the Account, Securities Intermediary does not know of any other claim to or interest in the Account or in any financial asset carried therein. Securities Intermediary will treat all property held by it in the Account as financial assets under Article 8 of the Uniform Commercial Code of the State of [[state in which Account is maintained]] (the "CODE").

      Section 2. No Withdrawals. Securities Intermediary shall neither accept nor comply with any entitlement order from Debtor or other Secured Party withdrawing any financial assets from the Account nor deliver any such financial assets to Debtor or other Secured Party nor pay any free credit balance or other amount owing from Securities Intermediary to Debtor or other Secured Party with respect to the Account following a Notice of Exclusive Control (as defined below) from Controlling Secured Party. As used herein, the term (i) "CONTROLLING SECURED PARTY" shall mean (x) Senior Secured Party until Senior Secured Party has given written notice to Securities Intermediary (with a copy of the same to Junior Secured Party and Debtor that the Senior Lender Claims (as defined in the Intercreditor Agreement, dated as of October 15, 2002 (as amended, supplement, amended and restated or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), among, inter alia, Debtor and Secured Parties) have been discharged and (y) thereafter, Junior Secured Party and (ii) "OTHER SECURED PARTY" shall
(x) mean for so long as Controlling Secured Party is Senior Secured Party, Junior Secured Party and (y) for so long as Controlling Secured Party is Junior Secured Party, not refer to any person.

      Section 3. Priority of Lien. Debtor hereby grants to each of Senior Secured Party for the benefit of Lenders and Junior Secured Party for the benefit of itself, the Trustee and the Noteholders a security interest in the Account, all financial assets carried therein and any free credit balance therein. Securities Intermediary consents to each such security interest. Securities Intermediary hereby confirms that the Account is a cash account and that it will not advance any margin or other credit to Debtor therein, either directly or indirectly by executing purchase orders in excess of any credit balance or money market mutual funds held in the Account, executing sell orders on securities not held in the Account or by executing trades in instruments such as options and commodities contracts that create similar obligations, nor shall Securities Intermediary hypothecate any securities carried in the Account. Securities Intermediary hereby waives and releases all liens, encumbrances, claims and rights of setoff Securities Intermediary may have against the Account or any financial asset carried in the Account or any credit balance in the Account and agrees that, except for payment of its customary fees and commissions pursuant to the Customer Agreement, it will not assert any such lien, encumbrance, claim or right or the priority thereof against the Account or any financial asset carried in the Account or any credit balance in the Account. Securities Intermediary will not agree with any third party that Securities Intermediary will comply with entitlement orders concerning the Account originated by such third party without the prior written consent of each Secured Party and Debtor.

      Section 4. Control. Securities Intermediary will comply with entitlement orders originated by Controlling Secured Party concerning the Account without further consent by Debtor or other Secured Party. Except as otherwise provided in Sections 2 and 3 above, Securities Intermediary shall make trades of financial assets held in the Account at the instruction of Debtor, or its authorized representatives, and comply with entitlement orders concerning such trades from Debtor, or its authorized representatives, until such time as Controlling Secured Party delivers a written notice to Securities Intermediary which states that Controlling Secured Party is exercising exclusive control over the Account. Such notice is referred to herein as the "NOTICE OF EXCLUSIVE CONTROL." After Securities Intermediary receives a Notice of Exclusive Control, it will immediately cease complying with all instructions or entitlement orders concerning the Account originated by Debtor or its representatives.

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
      Section 5. Statements, Confirmations and Notices of Adverse Claims. Securities Intermediary will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Debtor and each Secured Party at the addresses set forth in the heading of this Agreement. If any person asserts any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, Securities Intermediary will promptly notify each Secured Party and Debtor thereof.

      Section 6. Responsibility of Securities Intermediary. Except for advancing margin or other credit to Debtor in violation of Section 3 above, Securities Intermediary shall have no responsibility or liability to either Secured Party for making trades of financial assets held in the Account at the instruction of Debtor, or its authorized representatives, or complying with entitlement orders in accordance with Section 4 above concerning the Account from Debtor, or its authorized representatives, which are received by Securities Intermediary before Securities Intermediary receives a Notice of Exclusive Control. Securities Intermediary shall have no responsibility or liability to Debtor or other Secured Party for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Account originated by Controlling Secured Party. Securities Intermediary shall have no duty to investigate or make any determination as to whether the conditions for the issuance of a Notice of Exclusive Control contained in any agreement between Debtor and Controlling Party or between Controlling Secured Party and other Secured Party have occurred. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Securities Intermediary other than those expressly set forth herein.

      Section 7. Tax Reporting. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Debtor.

      Section 8. Customer Agreement. This Agreement supplements the Customer Agreement between Securities Intermediary and Customer. In the event of a conflict between this Agreement and the Customer Agreement, the terms of this Agreement will prevail. Regardless of any provision in the Customer Agreement, the State of New York shall be deemed to be the Securities Intermediary's jurisdiction for the purposes of this Agreement and the Code (including, without limitation, perfection and priority of each Secured Party's security interest in the Account).

      Section 9. Termination. The rights and powers granted herein to each Secured Party have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy or insolvency of Debtor nor by the lapse of time. The obligations of Securities Intermediary under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of each Secured Party in the Account has been terminated pursuant to the terms of the Security Agreement to which such Secured Party is a party and each Secured Party has notified Securities Intermediary of such termination in writing. Upon receipt of such notices, the obligations of Securities Intermediary under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, neither Secured Party shall have any further right to originate entitlement orders concerning the Account and Securities Intermediary may take such steps as Debtor may request to vest full ownership and control of the Account in Debtor, including, but not limited to, transferring all of the financial assets and credit balances in the Account to another securities account in the name of Debtor or its designee.

      Section 10. This Agreement. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

      Section 11. Amendments. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be effective or binding on any party hereto unless it is in writing and is signed by each party hereto.

      Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

      Section 13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or assigns.

      Section 14. Rules of Construction. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement. Except as otherwise defined herein all terms herein shall have the meanings ascribed thereto in Article 8 of the Code.

      Section 15. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the applicable party at the address set forth next to such party's name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

      Section 16. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

      Section 17. Choice of Law. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by the laws of the State of New York which are applicable to agreements which are executed, delivered and performed in that State.

                            [SIGNATURE PAGE FOLLOWS]

                                   SIGNATURES:

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Senior Secured Party

                                   By: __________________________________
                                       Title: ___________________________


                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Junior Secured Party

                                   By: __________________________________
                                       Title: ___________________________

                                   [DEBTOR], as Debtor

                                   By: __________________________________
                                       Title: ___________________________


                                   [SECURITIES INTERMEDIARY],
                                   as Securities Intermediary

                                   By: __________________________________
                                       Title: ___________________________

                                    EXHIBIT B

                                POWER OF ATTORNEY

      This Power of Attorney is executed and delivered by each of Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., (referred to herein individually as "Grantor" and collectively as "Grantors") to GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as "Attorney"), as Agent for the benefit of Agent and Lenders, under a Credit Agreement and a Security Agreement, both dated as of October __, 2002, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and each Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by any Grantor without Attorney's written consent.

      Each Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as such Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, each Grantor hereby grants to Attorney the power and right, on behalf of such Grantor, without notice to or assent by any Grantor, and at any time, to do the following: (a) change the mailing address of such Grantor, open a post office box on behalf of such Grantor, open mail for such Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of such Grantor; (b) effect any repairs to any asset of such Grantor, or continue to obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against such Grantor or its property; (d) defend any suit, action or proceeding brought against such Grantor if such Grantor does not defend such suit, action or proceeding or if Attorney believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to such Grantor whenever payable and to enforce any other right in respect of such Grantor's property; (f) cause the certified public accountants then engaged by such Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of such Grantor in and under the contract and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without such Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Agent may deem appropriate, and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature; (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to any collateral subject to the Loan Documents and to otherwise direct such sale or resale; (j) exercise the rights of such Grantor with respect to the obligation of all account debtors to make payment or otherwise render performance to such Grantor; (k) exercise the rights of such Grantor to, and take any and all actions that Attorney deems appropriate to realize the benefit of, any intellectual property; and (l) assert any claims such Grantor may have, from time to time, against any other party to any contract to which such Grantor is a party and to otherwise exercise any right or remedy of such Grantor thereunder, all as though Attorney were the absolute owner of the property of such Grantor for all purposes, and to do, at Attorney's option and such Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon such Grantor's property or assets and Attorney's liens thereon, all as fully and effectively as such Grantor might do. Each Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney is executed by each Grantor pursuant to the authority of its board of directors this ___ day of October, 2002.

                            GOLFSMITH INTERNATIONAL, L.P.
                            By Golfsmith GP, L.L.C., as General Partner
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH NU, L.L.C.
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH USA, L.L.C.
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH INTERNATIONAL, INC.

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH GP HOLDINGS, INC.

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH HOLDINGS, L.P.
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH GP, L.L.C.
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH DELAWARE, L.L.C.
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH CANADA, L.L.C.
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH EUROPE, L.L.C.
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            GOLFSMITH LICENSING, L.L.C.
                            By Golfsmith Holdings, L.P., as Sole Member
                            By Golfsmith GP Holdings, Inc., as General Partner

                            By ___________________________________
                                 Noel E. Wilens
                                 Vice President

                            NOTARY PUBLIC CERTIFICATE

            On this _____ day of ___________, 2002, [_______________] who is
personally known to me appeared before me in his/her capacity as the [_______] of Golfsmith International, Inc., a Delaware corporation and executed on behalf of Golfsmith International, Inc. the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

                                  _________________________________
                                  Notary Public

                            NOTARY PUBLIC CERTIFICATE

            On this _____ day of ___________, 2002, [_______________] who is
personally known to me appeared before me in his/her capacity as the [_______] of Golfsmith International Holdings, Inc., a Delaware corporation and executed on behalf of Golfsmith International Holdings, Inc. the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

                                  _________________________________
                                  Notary Public

                            NOTARY PUBLIC CERTIFICATE

            On this _____ day of ___________, 2002, [_______________] who is
personally known to me appeared before me in his/her capacity as the [_______] of Golfsmith GP Holdings, Inc., a Delaware corporation and executed on behalf of Golfsmith GP Holdings, Inc. the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

                                  _________________________________
                                  Notary Public